UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/27/2004

MOLINA HEALTHCARE INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31719

DE	134204626
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, CA 90802
(Address of Principal Executive Offices, Including Zip Code)

916 646 9193
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On December 27, 2004, Molina Healthcare, Inc. issued a press release announcing that its wholly-owned subsidiary, Molina Healthcare of Indiana, Inc., had been awarded a Certificate of Authority by the Indiana Department of Insurance licensing Molina Healthcare of Indiana to operate as a health maintenance organization in Indiana. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press Release dated December 27, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MOLINA HEALTHCARE INC

Date: December 27, 2004.	By:	/s/ Mark L. Andrews
Mark L. Andrews
Executive Vice President, General Counsel, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 27, 2004.